Madison Funds®
Supplement dated April 29, 2022

This Supplement amends the Prospectus and the Statement of Additional Information (SAI) of the Madison Funds dated February 28, 2022, and the Summary Prospectus for the Madison Investors Fund dated February 28, 2022.

Madison Investors Fund
Effective as of April 29, 2022, the Investors Fund is co-managed by Richard Eisinger, Haruki Toyama, and Joe Maginot. All references to Matt Hayner as co-manager of the Fund are deleted, and the disclosures related to portfolio management are hereby deleted and replaced in their entirety as follows:

Fund Summary - Portfolio Management
The investment adviser to the Fund is Madison Asset Management, LLC. Richard Eisinger (Co-Head of Investments and Portfolio Manager/Analyst), Haruki Toyama (Director of Research and Portfolio Manager/Analyst) and Joe Maginot (Vice President and Portfolio Manager/Analyst) co-manage the Fund. Mr. Eisinger served in this capacity from January 2000 until May 2010, and again since June 2019; and Messrs. Toyama and Maginot have served in this capacity since February 2022.

Prospectus – Portfolio Management
Investors Fund. The Investors Fund is co-managed by Richard Eisinger, Haruki Toyama, and Joe Maginot. Mr. Eisinger, Co-Head of Investments and Portfolio Manager/Analyst of Madison, co-managed the Fund from January 2000 until May 2010 and again since June 2019. Since he joined the firm in 1997, Mr. Eisinger’s focus is on the firm's equity teams. He has served as portfolio manager on the U.S. Equity Team since 1998 with primary responsibility for management of the firm’s mid-cap and large cap equity portfolios. Mr. Toyama, Director of Research and Portfolio Manager/Analyst of Madison, has co-managed the Fund since February 2022. His Director of Research responsibilities cover both the Mid Cap and Investors Funds. Prior to re-joining Madison in 2014, Mr. Toyama was co-founder and President of Marcus Asset Management in Milwaukee where he was portfolio manager of a long/short hedge fund. He was previously a member of Madison’s equity team from 2002-2004, and prior to that he served in portfolio management and analyst roles at MFS Investment Management and David L. Babson & Company. Mr. Maginot, Vice President and Portfolio Manager/Analyst of Madison, has co-managed the Fund since February 2022. Mr. Maginot has worked in the financial services industry since 2012 and joined Madison in 2019 as an equity analyst. Prior to joining Madison, he was an investment analyst at Zuckerman Investment Group.

Please keep this Supplement with your records.
MF-STATPROSAI SUP (0422)